Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

Class A, Class B and Class C

Administrator Class

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

Class A, Class B and Class C

Administrator Class

Institutional Class

Investor Class

Supplement dated February 18, 2009, to the Prospectuses dated February 1, 2009

At its February 11, 2009, meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved the replacement of New Star Institutional Managers Limited (“New Star”), the sole investment sub-adviser for the International Core Fund and one of three sub-advisers for the International Equity Fund, with Evergreen Investment Management Company, LLC (“Evergreen Investments”), a registered investment adviser.

Effective on or about March 2, 2009, Evergreen Investments will assume day-to-day investment management responsibilities for the Funds. Wells Fargo Funds Management, LLC will continue as the Funds’ investment adviser and will pay Evergreen Investments from the fees it receives from the Funds.

No shareholder action is necessary at this time. The Board has called a special shareholder meeting of the Funds’ shareholders that is expected to be held in the thirdquarter of 2009. At the special shareholder meeting, shareholders will be asked to consider and vote on a proposal to approve an investment sub-advisory agreement with Evergreen Investments. In the second quarter of2009, proxy materials are expected to be mailed to shareholders of record as of a date yet to be determined. The proxy materials will confirm the date, time and location of the special shareholder meeting. Shareholders who purchase shares after the determined record date will not be entitled to vote on the sub-advisory agreement, but may request a copy of the proxy materials.

In connection with the Board’s approval of Evergreen Investments, the Board also approved revising the principal investment strategies of the Funds. Each Fund’s investment objective, principal investments and non-fundamental and fundamental investment policies remain the same. In that regard, effective upon Evergreen Investments assuming day-to-day investment management responsibilities for the Funds, the first paragraph of the International Core Fund’s Principal Investment Strategies section and the paragraph describing New Star’s investment strategies in the International Equity Fund’s Principal Investment Strategies section are replaced with the following:

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights are the residual of our stock-selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market. We may purchase securities across all market capitalizations. We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock’s fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of our portfolio.

In addition, effective upon Evergreen Investments assuming day-to-day investment management responsibilities for the Funds, for the International Core Fund, the following risks are added to the section entitled “Principal Risk Factors”:

•	Growth Style Investment Risk
•	Value Style Investment Risk

These risks are described in the “Description of Principal Investment Risks” section of the above-referenced International Core Fund prospectuses.

Effective upon Evergreen Investments assuming day-to-day investment management responsibilities for the Funds, in the section of the Prospectuses entitled “The Sub-Advisers and Portfolio Managers,” the description of New Star and its portfolio managers is replaced with the following:

Evergreen Investment Management Company, LLC (“Evergreen Investments”), an affiliate of Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA, 02116-5034, sub-advises the International Core Fund and the International Equity Fund. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core Fund and the International Equity Fund. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private investment accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.

Francis Claró, CFA

Mr. Claró is responsible for managing the International Core Fund and jointly managing the International Equity Fund, both of which he has managed since 2009. Mr. Claró is a managing director, senior portfolio manager and head of Evergreen’s International Developed Markets Equity team, where he manages the international developed market equity strategies. He has been with Evergreen Investments or one of its predecessor firms since 1994, and was co-portfolio manager of the Evergreen Latin America Fund and the Evergreen Emerging Markets Growth Fund from 1997 to 1999, co-portfolio manager of Evergreen Global Opportunities Fund from 1999 to the present, and portfolio manager of the Evergreen International Equity Fund since 2007. Education: B.S., Business, ESADE, Barcelona, Spain; M.S., Economics, London School of Economics; M.B.A., Harvard Business School.

IER029/P301SP

Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

Supplement dated February 18, 2009, to the Statement of Additional Information dated February 1, 2009.

This supplement contains important information about the above-referenced Funds.

At its February 11, 2009 meeting, the Wells Fargo Funds Trust Board of Trustees (“Board”) unanimously approved the replacement of New Star Institutional Managers Limited (“New Star”), the sole investment sub-adviser for the International Core Fund and one of three sub-advisers for the International Equity Fund,with Evergreen Investment Management Company, LLC (“Evergreen Investments”), a registered investment adviser.

Effective on or about March 2, 2009, Evergreen Investments will assume day-to-day investment management responsibilities for the Funds. Wells Fargo Funds Management, LLC (“Funds Management”) will continue as the Funds’ investment adviser and will pay Evergreen Investments from the fees it receives from the Funds. For providing sub-advisory services to the Funds, Evergreen Investments will receive the same sub-advisory fees currently paid to New Star, until such time as the shareholders of the Funds are asked to approve an investment sub-advisory agreement with Evergreen Investments in the thirdquarter of 2009. Upon shareholder approval, Evergreen Investments would receive the following annual fees based on each Fund’s average daily net assets: 0.45% for the first $200 million and 0.40% for assets over $200 million.

Effective upon Evergreen Investments assuming day-to-day investment management activities for the Funds, references to New Star in the section of the SAI entitled “Investment Sub-Adviser ” are replaced with references to Evergreen Investments. In addition, references to New Star and its three portfolio managers (Mark Beale, Brian Coffey and Richard Lewis) in the section of the SAI entitled “Fund Managers” beginning on page 26 are replaced by references to Evergreen Investments and Francis Claró, CFA, as a portfolio manager for the Funds. Specifically, the following information is included in the SAI and is as of December 31, 2008.

Management of Other Accounts:

The following tables indicate the type of, number of, and total assets in accounts managed by the portfolio manager, not including the Funds. The accounts described include accounts that the portfolio manager manages in a professional capacity as well as accounts that the portfolio manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Adviser and Fund Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Evergreen Investments
Francis Claró, CFA	7	$2.1B	1	$41.9M	8	$219.7M

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Adviser and Fund Manager	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Evergreen Investments
Francis Claró, CFA	0	$0	1	$41.9M	0	$0

Material Conflicts of Interest

Evergreen Investments. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of Evergreen Investments require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Evergreen Investments does not receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund, and it also receives performance fees in connection with its management of certain privately offered pooled investment vehicles. Evergreen Investments and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen Investments, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging Evergreen Investments or a sub-adviser). The structure of a portfolio manager's or an investment adviser's compensation may create an incentive for the manager or adviser to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

In general, Evergreen Investments has policies and procedures to address the various potential conflicts of interest described above. Each adviser has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each adviser has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises

Compensation

Evergreen Investments. Wells Fargo Company ("Wells Fargo") acquired Wachovia Corporation, the parent company of Evergreen Investments, on December 31, 2008. It is anticipated that Evergreen Investments’ portfolio manager compensation structure will, for 2009, include a competitive fixed base salary plus variable incentives using investment management compensation surveys as confirmation that compensation is appropriate. Incentive bonuses will be typically tied to pre-tax relative investment performance of all accounts under a portfolio manager's management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. The benchmark(s) against which the performance of a Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" section of the Fund's Prospectus.

In addition to being compensated with an annual salary as described above, for calendar year 2009, Mr. Claró will also receive predetermined minimum bonus (consisting of cash and stock awards) provided he remains an active employee in good standing as of the time such awards are to be made. This bonus can be adjusted upward based upon on performance and subjective evaluation amidst overall business results. He also receives a portion of all management fees and performance fees charged to privately offered Evergreen funds for which he serves as portfolio manager.

Beneficial Ownership in the Funds

Francis Claró does not have any beneficial equity ownership in the Funds.